SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2005

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant
as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50646	61-1430858
(Commission File Number)	(IRS Employer Identification No.)

150 INDEPENDENCE DRIVE,
MENLO PARK, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 323-4100

n/a
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Conditions.

On April 25, 2005, Ultra Clean Holdings, Inc. issued a press release announcing its financial results of and for the quarter ended March 31, 2005. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into Ultra Clean’s filings with the SEC under the Securities Act of 1933 and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)

Exhibit 99.1:  Press Release issued by Ultra Clean Holdings, Inc. dated April 25, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	April 25, 2005	By:	/s/ Kevin L. Griffin

			Name:	Kevin L. Griffin
			Title:	Acting Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued by Ultra Clean Holdings, Inc. dated April 25, 2005.